UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 9, 2018

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Pacific Premier Bancorp, Inc. (“PPBI”) on July 2, 2018, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with Grandpoint Capital, Inc. (“Grandpoint”). Under Item 9.01 of the Original 8-K, PPBI stated that (a) the unaudited consolidated financial statements of Grandpoint as of and for the three-month period ending March 31, 2018 and 2017 would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed, and (b) unaudited pro forma consolidated financial information as of and for the three-month period ending March 31, 2018  would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed.  No other changes have been made to the Original 8-K.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(a)                           Financial statements of businesses acquired

The audited consolidated balance sheets of Grandpoint as of December 31, 2017 and 2016, the related audited consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows of Grandpoint for the years ended December 31, 2017 and 2016, the notes related thereto and the Report of Independent Registered Public Accounting Firm were previously included as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-224167, as filed by PPBI with the SEC on April 18, 2018 and declared effective on April 20, 2018 (the “Registration Statement”).

The unaudited consolidated financial statements of Grandpoint as of and for the three-month period ending March 31, 2018 and 2017, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)                           Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of PPBI and Grandpoint for the year ended December 31, 2017, unaudited pro forma combined consolidated income statements of PPBI and Grandpoint for the year ended December 31, 2017, and the notes related thereto were previously included in the Registration Statement under the heading “Unaudited Pro Forma Combined Condensed Consolidated Financial Data.”

The unaudited pro forma consolidated financial information as of and for the three-month period ending March 31, 2018, are attached hereto as exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits

99.2	Unaudited consolidated financial statements of Grandpoint as of and for the three-month period ending March 31, 2018 and 2017
99.3	Unaudited pro forma consolidated financial information as of and for the three-month period ending March 31, 2018

EXHIBIT INDEX

Exhibit Number

99.2	Unaudited consolidated financial statements of Grandpoint as of and for the three-month period ending March 31, 2018 and 2017
99.3	Unaudited pro forma consolidated financial information as of and for the three-month period ending March 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	July 9, 2018	By:	/s/ RONALD J. NICOLAS, JR.
Ronald J. Nicolas, Jr.
Senior Executive Vice President and Chief Financial Officer